UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 23, 2006
THE OILGEAR COMPANY
(Exact name of Registrant as specified in its charter)

Wisconsin (State of Incorporation)	000-00822 (Commission File Number)	39-0514580 (I.R.S. Employer Identification No.)

2300 South 51st Street Post Office Box 343924 Milwaukee, Wisconsin (Address of principal executive offices)	53234-3924 (Zip Code)
(414) 327-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On January 23, 2006 the Company’s audit committee, together with its CEO and CFO, concluded that its previously issued consolidated financial statements included in its Annual Report on form 10-K for the year ended December 31, 2004 and in its forms 10-Q for the first three quarters of 2005 should no longer be relied upon. As a result, the Company expects to restate certain of its financial statements for those years and interim periods. The restatements are not expected to significantly affect the previously reported results of operations for 2005 or the Company’s current financial position. On January 27, 2006 the Company issued a press release stating that it expects to restate these financial statements and file amendments to its Form 10-K for the year ended December 31, 2004 and to its Form 10-Qs for the quarters ended March 31, June 30 and September 30, 2005. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.
     During the second quarter of 2005 the Company identified possible accounting errors in relation to the treatment of shares of stock (the “Shares”) it received from a 2001 demutualization of an insurance company in which it was a member. The Company subsequently determined that a portion of the gain previously recognized in 2004 more appropriately should have been recognized in prior periods. The Company’s 10-Q/A for the second quarter of 2005 and Form 10-Q for the third quarter of 2005 disclosed this matter and included certain adjustments to correct the accounting treatment of the recognition of gain from the Shares for the first and second quarter of 2004 and for the year ended December 31, 2004.
The Company also expects to make certain reclassification adjustments in its historical consolidated financial statements which will have no impact on the company’s current equity of financial position. In addition, the company will make certain adjustments in its historical consolidated financial statements that were not previously recorded because in each case and in the aggregate the underlying errors were not considered material to the company’s consolidated financial statements. Accordingly, the company’s previously issued financial statements for these periods should no longer be relied upon. Additionally, while this news release describes items for which the company has determined a restatement is appropriate at this time, there can be no assurance that further review of the company’s financial statements will not identify additional items that would lead to further changes.
     The discussion of the Company’s revised financial results contained in this Current Report on Form 8-K and in the attached press release has been prepared by management and represents management’s preliminary assessment of the revised results, which have not been audited or reviewed by KPMG LLP, the Company’s independent registered public accounting firm. While the Company is not aware of any other accounting issues requiring adjustment to any prior period financial statements, there can be no assurance that the Company or its independent auditors will not find additional accounting issues requiring adjustment as the restatement process is completed.
     The audit committee has discussed the matters disclosed in this Current Report on Form 8-K with KPMG LLP.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 27, 2006, regarding Oilgear’s expected restatement of financial statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE OILGEAR COMPANY
Date: January 27, 2006	By:	/s/ David A Zuege
David A. Zuege, President
and Chief Executive Officer

THE OILGEAR COMPANY
(the “Registrant”)
(Commission File No. 000-00822)
EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
Date of Report: January 27, 2006

Exhibit Number	Description
99.1	Press Release, dated January 27, 2006, regarding Oilgear’s expected restatement of financial statements.